[graphic omitted]

COLONIAL HIGH YIELD SECURITIES FUND        SEMIANNUAL REPORT

June 30, 1998

                           -----------------------------
                           Not FDIC    May Lose Value
                           Insured     No Bank Guarantee
                           -----------------------------

                 COLONIAL HIGH YIELD SECURITIES FUND HIGHLIGHTS
                         JANUARY 1, 1998 - JUNE 30, 1998

INVESTMENT OBJECTIVE: Colonial High Yield Securities Fund seeks high current income and total return by investing primarily in lower-rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  |X| High current income and total return potential
  |X| Diversification and thorough credit analysis
  |X| Management by experienced high-yield specialists

PORTFOLIO MANAGER COMMENTARY: "The Fund benefited from the strength in the U.S. equity market, as well as from the strong U.S. economy. Our value-oriented investment approach continued to serve shareholders well, as the Fund's performance exceeded its Lipper peer group average. With change in interest rates in our forecast and continued economic growth, we believe the outlook for the high-yield sector should remain positive through the end of the
year."                                                     -- Andrea Feingold

                 COLONIAL HIGH YIELD SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------

                                               CLASS A     CLASS B     CLASS C

Inception dates                               10/21/71(1)   6/8/92     1/15/96
------------------------------------------------------------------------------
Distributions declared per share                $0.300     $0.273      $0.278
------------------------------------------------------------------------------
SEC yields on 6/30/98                            7.94%      7.56%       7.72%(2)
------------------------------------------------------------------------------
Six-month total returns, assuming reinvestment   4.74%      4.35%       4.43%(3)
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
------------------------------------------------------------------------------
Net asset value per share on 6/30/98            $7.27      $7.27       $7.27
------------------------------------------------------------------------------

TOP FIVE HOLDINGS BY ISSUER(4)           TOP FIVE BOND SECTORS(4)
(as of 6/30/98)                          (as of 6/30/98)
------------------------------------     ------------------------------------
CSC Holdings, Inc. .............3.8%     Manufacturing .................17.9%
Nextel Communications ..........3.1%     Telecommunications ............13.8%
Pathmark Stores ................2.6%     Cable .........................12.1%
U.S. Air, Inc. .................2.3%     Metals .........................9.1%
Echostar Communications ........2.1%     Trans., Elec., Gas
                                          & Sanitation Services .........5.6%

(1) Colonial High Yield Securities Fund adopted its current investments policies on 3/31/80.
(2) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 7.56%.
(3) Performance results reflect any voluntary waiver of Fund expenses by the Distributor. Absent this waiver, performance results would have been lower.
(4) Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdown in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial High Yield Securities Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president, I am pleased to present the semiannual report for Colonial High Yield Securities Fund for the six-month period ended June 30, 1998.

The first six months of the year were marked by low inflation, a decline in long-term interest rates, and steady economic growth. This favorable combination of factors helped push the stock market to record highs. In turn, the high-yield bond market, which derives much of its strength from corporate earnings, turned in a solid performance. High-yield bonds were also aided by declining interest rates, which boosted the bond market as a whole. Moreover, inflation, which influences the bond market, continued to be held in check by increased productivity, low commodity prices and the growth-restraining effects of Asia's economic decline.

Capitalizing on the strength of the high-yield market and the success of our value-oriented investment approach, the Fund performed well relative to its peers during the six-month period. In fact, I am pleased to report that the Fund outperformed its Lipper peer group average not only in the current period, but in the 1-, 3-, 5- and 10-year periods as well.(1)

As we look ahead to the second half of 1998, we see a continuation of current economic trends, and our outlook for high-yield bonds remains positive. We believe the Fund is a sensible option for investors seeking a high level of current income and total return through high-yielding corporate bonds.

Thank you for choosing Colonial High Yield Securities Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 11, 1998

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

(1) For the periods ended 6/30/98, the respective annualized returns and rankings for the Fund and the Lipper High Current Yield Universe average were: 4.74% (101st out of 245 funds) and 4.42% for 6 months; 12.30% (70th of 215) and 11.45% for 1 year; 12.85% (45th of 132) and 12.33% for 3 years;
    10.93% (15th of 76) and 9.90% for 5 years; and 11.18% (12th of 52) and
    10.23% for 10 years.

                           PORTFOLIO MANAGEMENT REPORT

ANDREA FEINGOLD is portfolio manager of Colonial High Yield Securities Fund. Ms. Feingold is vice president of Colonial Management Associates, Inc. and is a chartered financial analyst.

HIGH-YIELD BONDS CONTINUED TO BENEFIT FROM SUCCESS OF STOCK MARKET

The first six months of the year brought steady levels of growth, low inflation and low unemployment. The stock market performed well in this environment, reaching record highs. High-yield bonds also performed well during the period, as soaring equity prices strengthened corporate balance sheets, and declining interest rates boosted bond prices across the board.

The market felt the impact of the problems of the Asian markets. However, overall default rates climbed only slightly from their historical lows of less than 2%. Through diligent credit analysis -- an integral part of our management process -- we weeded out the weaker, more speculative issues from our list of potential candidates for the portfolio and experienced no defaults during the period. With only a limited number of holdings in companies exposed to the Asian economy, the Fund was relatively insulated from the economically troubled region.

FUND OUTPERFORMED PEER AVERAGE

Capitalizing on the strength of the high-yield market, the Fund generated a total return of 4.74% for Class A shares, based on net asset value for the six months ended June 30, 1998. This compares favorably with the performance of the Fund's Lipper group average, which posted a total return of 4.42% for the same period.

A WELL-BALANCED PORTFOLIO BRINGS DIVERSITY

Our portfolio remains broadly diversified in more than 100 issues from a wide range of sectors. We continue to focus on the mid-quality segment of the high-yield market, with significant holdings in cable (12.1% of total net assets), metals and minerals (10.5%) and competitive local exchange carriers (CLECs) (5%).

During the period, we reduced our exposure to zero-coupon bonds. In particular, we pared back our holdings in telecommunications. Given the stage of development and increased competition in this industry, it made sense to realize a profit before potential price cuts could negatively impact earnings. In turn, we increased our positions in bonds of companies that rely less on the equity markets for financing. We found value in areas such as the consolidating markets for pagers and domestic cable, where companies are able to generate steady cash flow.

A POSITIVE OUTLOOK GOING FORWARD

In the third quarter, we intend to reduce exposure to cyclical holdings that are sensitive to a slowdown in the economy, such as in the metals and mining and auto sectors. While selective opportunities still exist in these industries, we believe it would be prudent to take advantage of the recent strength in the equity market and realize profits where possible.

As we look ahead to the second half of 1998, we anticipate a continuation of current economic trends -- low unemployment, steady growth in personal income and consumer spending, and low inflation. High-yield bonds typically perform well in such an environment. Consequently, our outlook for the coming six months is positive, as we believe high-yield bonds should continue to produce solid total returns. Moreover, we believe that, as the stock market becomes increasingly volatile, the historically more stable bond market may become attractive to investors.

          COLONIAL HIGH YIELD SECURITIES FUND'S INVESTMENT PERFORMANCE
                    VS. THE CS FIRST BOSTON HIGH YIELD INDEX
                Change in Value of $10,000 from 6/30/88 - 6/30/98

   DATE               NAV            POP          FIRST BOSTON
-----------         ------         ------         -------------
Jun. 30, 88        $10,000        $ 9,525           $10,000
Sep. 30, 88         10,209          9,724            10,176
Dec. 30, 88         10,341          9,850            10,404
Mar. 31, 89         10,520         10,020            10,586
Jun. 30, 89         10,814         10,300            10,968
Sep. 29, 89         10,687         10,179            10,741
Dec. 29, 89         10,347          9,856            10,445
Mar. 30, 90          9,854          9,386            10,175
Jun. 29, 90         10,341          9,850            10,759
Sep. 28, 90          9,271          8,831             9,786
Dec. 31, 90          8,810          8,392             9,779
Mar. 28, 91         10,155          9,673            11,590
Jun. 28, 91         11,113         10,586            12,449
Sep. 30, 91         12,001         11,431            13,401
Dec. 31, 91         12,677         12,074            14,058
Mar. 31, 92         13,972         13,308            15,208
Jun. 30, 92         14,476         13,788            15,581
Sep. 30, 92         15,130         14,412            16,144
Dec. 31, 92         15,358         14,628            16,399
Mar. 31, 93         16,312         15,537            17,542
Jun. 30, 93         17,169         16,353            18,224
Sep. 30, 93         17,486         16,655            18,676
Dec. 31, 93         18,382         17,509            19,499
Mar. 31, 94         18,427         17,552            19,292
Jun. 30, 94         18,310         17,441            19,014
Sep. 30, 94         18,356         17,484            19,318
Dec. 30, 94         18,319         17,449            19,309
Mar. 31, 95         19,097         18,190            20,218
Jun. 30, 95         20,073         19,119            21,390
Sep. 29, 95         20,757         19,771            22,033
Dec. 29, 95         21,551         20,528            22,666
Mar. 29, 96         21,932         20,890            23,157
Jun. 28, 96         22,227         21,172            23,522
Sep. 30, 96         23,373         22,263            24,405
Dec. 31, 96         24,183         23,035            25,481
Mar. 31, 97         24,427         23,267            25,857
Jun. 30, 97         25,685         24,465            26,973
Sep. 30, 97         27,007         25,724            28,242
Dec. 31, 97         27,539         26,231            28,699
Mar. 31, 98         28,611         27,252            29,561
Jun. 30, 98         28,845         27,475            29,935



                  VALUE OF A $10,000 INVESTMENT MADE ON 6/30/88
                                  As of 6/30/98

--------------------------------------------------------------------------------
         CLASS A                  CLASS B                   CLASS C
      NAV        POP           NAV      w/CDSC           NAV      w/CDSC
--------------------------------------------------------------------------------
    $28,845    $27,475       $27,601   $27,601         $28,371    $28,371
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 6/30/98
--------------------------------------------------------------------------------
                    CLASS A SHARES       CLASS B SHARES     CLASS C SHARES
INCEPTION              10/21/71              6/8/92             1/15/96
                    NAV      POP        NAV       W/CDSC    NAV      W/CDSC
--------------------------------------------------------------------------------
1 YEAR            12.30%     6.97%     11.47%     6.47%    11.63%    10.63%
--------------------------------------------------------------------------------
5 YEARS           10.93      9.86      10.11      9.84     10.57     10.57
--------------------------------------------------------------------------------
10 YEARS          11.18     10.64       10.69    10.69     10.99     10.99
--------------------------------------------------------------------------------
LIFE              12.85     12.55       12.58    12.58     12.75     12.75
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bond funds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                     JUNE 30, 1998 (UNAUDITED, IN THOUSANDS)

CORPORATE FIXED INCOME BONDS & NOTES - 83.8%              PAR        VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 1.8%
  BUILDING CONSTRUCTION
  Falcon Building Products, Inc.,
   stepped coupon, (10.500% 06/15/02)
                                 (a)    06/15/07        $ 12,000   $    7,980
  Kevco, Inc.,
                               10.375%  12/01/07           1,500        1,560
  Nortek, Inc.,
                                9.875%  03/01/04          11,400       11,685
                                                                   ----------
                                                                       21,225
                                                                   ----------

-------------------------------------------------------------------------------
MANUFACTURING - 35.9%
  CHEMICALS & ALLIED PRODUCTS - 4.4%
  Climachem, Inc.,
                               10.750%  12/01/07           5,000        5,187
  Hydrochem Industrial Services, Inc.,
                               10.375%  08/01/07           3,225        3,289
  LaRoche Industries, Inc.,
                                9.500%  09/15/07           5,000        4,850
  PCI Chemicals Canada, Inc.,
                                9.250%  10/15/07           4,000        3,900
  Sterling Chemicals, Inc.,
                               11.750%  08/15/06          10,000       10,000
  Texas Petrochemical Corp.,
                               11.125%  07/01/06          11,500       12,477
  Trans-Resources, Inc.:
   stepped coupon, (12.000% 03/01/03)
                                 (a)    03/15/08           7,000        4,060
                               10.750%  03/15/08           8,000        8,260
                                                                   ----------
                                                                       52,023
                                                                   ----------
  ELECTRONIC & ELECTRICAL EQUIPMENT - 0.6%
  Amphenol Corp.,
                                9.875%  05/15/07           7,000        7,367
                                                                   ----------
  FABRICATED METAL - 1.2%
  Earle M. Jorgensen Co.,
                                9.500%  04/01/05(b)        5,000        4,900
  Euramax International, PLC,
                               11.250%  10/01/06(c)        6,000        6,480
  Renco Metals, Inc.,
                               11.500%  07/01/03           3,000        3,210
                                                                   ----------
                                                                       14,590
                                                                   ----------
  FOOD & KINDRED PRODUCTS - 0.6%
  Aurora Foods Inc.,
                                8.750%  07/01/08           1,250        1,269
  Pilgrim's Pride Corp.,
                               10.875%  08/01/03           1,600        1,660
  Sun World International Corp.,
                               11.250%  04/15/04           4,350        4,763
                                                                   ----------
                                                                        7,692
                                                                   ----------
  MACHINERY & COMPUTER EQUIPMENT - 1.6%
  IMO Industries, Inc.,
                               11.750%  05/01/06           8,530        9,596
  Numatics, Inc.,
                                9.625%  04/01/08(b)        9,435        9,529
                                                                   ----------
                                                                       19,125
                                                                   ----------
  MEASURING & ANALYZING INSTRUMENTS - 1.6%
  Envirosource, Inc.,
                                9.750%  06/15/03          12,501       12,438
  Intertek Finance, PLC,
                               10.250%  11/01/06           5,625        5,878
                                                                   ----------
                                                                       18,316
                                                                   ----------
  MISCELLANEOUS MANUFACTURING - 7.4%
  AEI Holding Co.,
                               10.000%  11/15/07(b)       10,000        9,975
  Amscan Holdings, Inc.,
                                9.875%  12/15/07           7,000        7,070
  Compass Aerospace Corp.
                               10.125%  04/15/05(b)        1,000        1,025
  Eagle-Picher Industries, Inc.,
                                9.375%  03/01/08(b)        8,000        8,080
  Holmes Products Corp.,
                                9.875%  11/15/07           4,290        4,440
  Insilco Corp.,
                               10.250%  08/15/07           7,150        7,472
  JTM Industries, Inc.,
                               10.000%  04/15/08(b)        4,000        4,060
  Koppers Industries, Inc.,
                                9.875%  12/01/07           8,175        8,338
  Moll Industries
                               10.500%  07/01/08           1,500        1,530
  MTL Inc.,
                               10.000%  06/15/06           2,000        1,980
  Newcor, Inc.,
                                9.875%  03/01/08(b)        5,000        5,062
  Syratech Corp.,
                               11.000%  04/15/07           4,000        3,540
  Tekni-Plex, Inc.,
                                9.250%  03/01/08           8,000        8,000
  Thermadyne Manufacturing,
                                9.875%  06/01/08          10,000       10,075
  The Imperial Home Decor Group, Inc.,
                               11.000%  03/15/08(b)        3,000        3,105
  Werner Holding Co.,
                               10.000%  11/15/07           4,000        4,160
                                                                   ----------
                                                                       87,912
                                                                   ----------
  PAPER PRODUCTS - 4.4%
  Gaylord Container Corp.:
                                9.375%  06/15/07           2,000        1,915
                                9.750%  06/15/07           7,000        6,860
  Repap New Brunswick, Inc.,
                               10.625%  04/15/05          20,000       20,200
  Riverwood International Corp.:
                               10.625%  08/01/07           6,000        6,240
                               10.875%  04/01/08          16,000       16,160
                                                                   ----------
                                                                       51,375
                                                                   ----------
  PRIMARY METAL - 7.3%
  Algoma Steel, Inc.,
                               12.375%  07/15/05          12,000       13,440
  Bayou Steel Corp.,
                                9.500%  05/15/08(b)        2,500        2,475
  Ivaco, Inc.,
                               11.500%  09/15/05           7,500        8,212
  Kaiser Aluminum & Chemical Corp.:
                               10.875%  10/15/06          15,025       16,227
                               10.875%  10/15/06             500          540
  Keystone Consolidated Industries, Inc.,
                                9.625%  08/01/07           7,300        7,492
  Northwestern Steel & Wire Co.,
                                9.500%  06/15/01           3,000        3,030
  WCI Steel, Inc.,
                               10.000%  12/01/04          10,000       10,300
  WHX Corp.,
                               10.500%  04/15/05          12,000       12,180
  Weirton Steel Corp.,
                               11.375%  07/01/04          11,029       11,815
                                                                   ----------
                                                                       85,711
                                                                   ----------
  PRINTING & PUBLISHING - 1.1%
  American Lawyer Media Holdings,
                                9.750%  12/15/07(b)       13,000       13,487
                                                                   ----------
  RUBBER & PLASTIC - 0.5%
  Burke Industries, Inc.,
                               10.000%  08/15/07           5,615        5,713
                                                                   ----------
  STONE, CLAY, GLASS & CONCRETE - 0.2%
  Anchor Glass Container Corp.,
                               11.250%  04/01/05           2,250        2,419
                                                                   ----------
  TEXTILE MILL PRODUCTS - 0.9%
  Collins & Aikman Floorcoverings, Inc.,
                               10.000%  01/15/07           9,950       10,448
                                                                   ----------
  TRANSPORTATION EQUIPMENT - 4.1%
  Collins & Aikman Products Co.,
                               11.500%  04/15/06           6,000        6,683
  Delco Remy International, Inc.,
                               10.625%  08/01/06          10,000       10,800
  Johnstown America Industries, Inc.:
                               11.750%  08/15/05           7,825        8,666
                               11.750%  08/15/05           2,000        2,215
  LDM Technologies, Inc.,
                               10.750%  01/15/07           9,700       10,088
  Venture Holdings Trust,
   Series B,
                                9.500%  07/01/05          10,000       10,150
                                                                   ----------
                                                                       48,602
                                                                   ----------

--------------------------------------------------------------------------------
MINING & ENERGY - 6.1%
CRUDE PETROLEUM & NATURAL GAS - 0.5%
TransAmerican Energy Corp.,    11.500%  06/15/02           5,975        5,587
                                                                   ----------
  METAL MINING - 0.6%
  Metallurg, Inc.,
                               11.000%  12/01/07           6,500        6,793
                                                                   ----------
  OIL & GAS EXTRACTION - 4.0%
  Belden & Blake Corp.,
                                9.875%  06/15/07          10,250       10,045
  HS Resources, Inc.,
                                9.250%  11/15/06           9,000        9,090
  Magnum Hunter Resources, Inc.,
                               10.000%  06/01/07          12,850       13,171
  Mariner Energy, Inc.,
                               10.500%  08/01/06           8,000        8,160
  Petsec Energy, Inc.,
                                9.500%  06/15/07           6,500        6,565
                                                                   ----------
                                                                       47,031
                                                                   ----------
  OIL & GAS FIELD SERVICES - 1.0%
  Chiles Offshore, LLC,
                               10.000%  05/01/08(b)        9,000        8,685
  Northern Offshore, ASA
                               10.000%  05/15/05(b)(d)     3,000        2,910
                                                                   ----------
                                                                       11,595
                                                                   ----------

--------------------------------------------------------------------------------
RETAIL TRADE - 3.7%
  APPAREL & ACCESSORY STORES - 0.3%
  William Carter Co.,
                               10.375%  12/01/06           3,500        3,728
                                                                   ----------
  FOOD STORES - 3.3%
  Pathmark Stores, Inc.,
   stepped coupon, (10.750% 11/01/99)
                                 (a)    11/01/03          10,000        8,425
                                9.625%  05/01/03          22,000       22,275
  Star Markets Co.,
                               13.000%  11/01/04           7,600        8,503
                                                                   ----------
                                                                       39,203
                                                                   ----------
  HOME FURNISHINGS & EQUIPMENT - 0.1%
  Sealy Mattress Co.,
                                9.875%  12/15/07(b)        1,000        1,020
                                                                   ----------

--------------------------------------------------------------------------------
SERVICES - 5.7%
  AMUSEMENT & RECREATION - 2.3%
  Hard Rock Hotel, Inc.,
                                9.250%  04//01/05(b)       8,500        8,734
  Hollywood Casino Corp.,
                               12.750%  11/01/03          12,445       13,783
  Regal Cinemas, Inc.,
                                9.500%  06/01/08(b)        5,000        5,050
                                                                   ----------
                                                                       27,567
                                                                   ----------
  BUSINESS SERVICES - 0.7%
  PSINet, Inc.,
                               10.000%  02/15/05           7,500        7,669
                                                                   ----------
  HEALTH SERVICES - 1.5%
  Conmed Corp.,
                                9.000%  03/15/08           8,000        7,960

  Extendicare Health Services,
                                9.350%  12/15/07           8,000        8,080
  Global Health Sciences,
                               11.000%  05/01/08(b)        2,250        2,228
                                                                   ----------
                                                                       18,268
                                                                   ----------
  OTHER SERVICES - 1.0%
  Borg-Warner Security Corp.,
                                9.625%  03/15/07           8,645        9,682
  Williams Scotsman, Inc.,
                                9.875%  06/01/07           1,500        1,549
                                                                   ----------
                                                                       11,231
                                                                   ----------
  PERSONAL SERVICES - 0.2%
  Styling Technology Corp.,
                               10.875%  07/01/08           2,000        2,005
                                                                   ----------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 29.0%
  AIR TRANSPORTATION - 2.7%
  Trans World Airlines, Inc.,
                               11.375%  03/01/06(b)        5,000        5,013
  U.S. Air, Inc.,
                               10.375%  03/01/13          24,154       27,354
                                                                   ----------
                                                                       32,367
                                                                   ----------
  BROADCASTING - 4.1%
  Allbritton Communications Co.,
                                9.750%  11/30/07          12,000       13,200
  Fox Family Worldwide Inc.:
   stepped coupon, (10.250% 11/01/02)
                                 (a)    11/01/07           7,000        4,550
                                9.250%  11/01/07           4,000        4,000
  Lin Holding Corp.,
   stepped coupon, (10.000% 03/01/03)
                                 (a)    03/01/08(b)        5,500        3,692
  Renaissance Media Group
   stepped coupon, (10.000% 04/15/03)
                                 (a)    04/15/08(b)        4,000        2,460
  SFX Broadcasting, Inc.,
                               10.750%  05/15/06           4,543        5,009
  Sinclair Broadcast Group, Inc.,
                               10.000%  09/30/05           4,055        4,349
  Sullivan Broadcasting, Inc.,
                               10.250%  12/15/05           9,500       10,831
                                                                   ----------
                                                                       48,091
                                                                   ----------
  CABLE - 5.9%
  Adelphia Communications Corp.,
                                9.875%  03/01/07          12,000       12,990
  Comcast UK Cable Partners Ltd.,
   stepped coupon, (11.200% 11/15/00)
                                 (a)    11/15/07          11,500        9,603
  Diamond Cable Communication, PLC,
   stepped coupon, (10.750% 02/15/02)
                                 (a)    02/15/07(c)       12,000        8,820
  Diva Systems Corp., Units,
   stepped coupon, (12.625% 03/01/03)
                                 (a)    03/01/08(b)(e)     4,000        1,880
  International CableTel, Inc.,
   stepped coupon, (12.750% 04/15/00)
                                 (a)    04/15/05           1,500        1,320
   stepped coupon, (11.500% 02/01/01)
                                 (a)    02/01/06          13,000       10,660
  Northland Cable,
                               10.250%  11/15/07          10,325       11,048
  Shop At Home, Inc.,
                               11.000%  04/01/05           2,750        2,901
  Telewest Communication, PLC,
   stepped coupon, (11.000% 10/01/00)
                                 (a)    10/01/07(c)       12,000        9,900
                                                                   ----------
                                                                       69,122
                                                                   ----------
  COMMUNICATIONS - 2.5%
  Diamond Holdings, PLC,
                                9.125%  02/01/08(c)       10,000       10,450
  EchoStar Satellite Broadcasting Corp.,
   stepped coupon, (13.125% 03/15/00)
                                 (a)    03/15/04          10,000        9,200
  Frontier Vision Holdings, L.P.,
   stepped coupon, (11.875% 09/15/01)
                                 (a)    09/15/07           6,500        5,135
  Onepoint Communications Corp., Units,
                               14.500%  06/01/08(b)(f)     4,000        3,760
  Orbital Imaging Corp.,
                               11.625%  03/01/05(b)        1,000        1,020
                                                                   ----------
                                                                       29,565
                                                                   ----------
  ELECTRIC SERVICES - 0.2%
  Wesco Distribution, Inc.,
                                9.125%  06/01/08(b)        2,000        1,980
                                                                   ----------
  GAS SERVICES - 0.0%
  Midland Cogeneration Venture L.P.,
                               10.330%  07/23/02           (g)        (g)
                                                                   ----------
  SANITARY SERVICES - 0.4%
  Allied Waste Industries, Inc.,
   stepped coupon, (11.300% 06/01/02)
                                 (a)    06/01/07           6,000        4,395
                                                                   ----------
  TELECOMMUNICATION - 12.9%
  Arch Communications, Inc.,
                               12.750%  07/01/07           1,000        1,010
  Clearnet Communications, Inc.,
                                0.00%   12/15/05           8,000        6,720
  Esprit Telecom Group, PLC,
                               11.500%  12/15/07           1,500        1,543
  GST Telecom/GST Network,
   stepped coupon, (10.500% 05/01/03)
                                 (a)    05/01/08(b)       11,000        6,655
  Hyperion Telecommunications, Inc.,
   stepped coupon, (13.000% 04/15/01)
                                 (a)    04/15/03          10,500        7,823
  Intermedia Communications of Florida, Inc.
   stepped coupon, (12.500% 05/15/01)
                                 (a)    05/15/06           7,000        5,740
                                8.500%  01/15/08           6,000        6,015
  KMC Telecom Holdings, Units,
   stepped coupon, (12.500% 02/15/03)
                                 (a)    02/15/08(b)(h)     3,000        1,770
  Level 3 Communications, Inc.,
                                9.125%  05/01/08(b)        8,000        7,800
  McLeod USA, Inc.,
   stepped coupon, (10.500% 03/01/02)
                                 (a)    03/01/07           2,000        1,490
                                8.375%  03/15/08          20,000       19,950
  Metrocall, Inc.,
                                9.750%  11/01/07          12,000       12,240
  MetroNet Communications Corp.,
   stepped coupon, (11.875% 09/15/01)
                                 (a)    06/15/08(b)        4,500        2,784
                               12.000%  08/15/07           1,250        1,406
  Nextlink Communications, Inc.,
   stepped coupon, (9.450% 04/15/03)
                                 (a)    04/15/08(b)        4,000        2,450
  NTL, Inc.,
   stepped coupon, (9.750% 04/01/03)
                                 (a)    04/01/08(b)        3,000        1,950
  Nextel Communications, Inc.,
   stepped coupon, (9.750% 10/31/02)
                                 (a)    10/31/07          15,000        9,750
  Nextel International, Inc.,
   stepped coupon, (12.125% 04/15/03)
                                 (a)    04/15/08(b)        5,000        2,913
  Orion Network Systems, Inc.,
   stepped coupon, (12.500% 01/15/02)
                                 (a)    01/15/07          14,450       11,018
  Pagemart Wireless, Inc.,
   stepped coupon, (11.250% 02/01/03)
                                 (a)    02/01/08           5,000        3,025
  Price Communications Wireless, Inc.,
                                9.125%  12/15/06(b)        2,250        2,250
  RCN Corp.,
   stepped coupon, (11.125% 10/15/02)
                                 (a)    10/15/07          10,000        6,425
  Sprint Spectrum L.P.,
   stepped coupon, (12.500% 08/15/01)
                                 (a)    08/15/06          16,850       14,575
  Verio, Inc.,
                               10.375%  04/01/05(b)       10,000       10,300
  WinStar Communications, Inc.,
                               10.000%  03/15/08(b)        5,000        4,975
                                                                   ----------
                                                                      152,577
                                                                   ----------
  WATER TRANSPORTATION - 0.3%
  American Communication Lines, LLC,
                               10.250%  06/30/08           4,000        4,060
                                                                   ----------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 1.6%
  NONDURABLE GOODS
  AmeriServ Food Co.,
                               10.125%  07/15/07           6,500        6,687
  Richmont Marketing Specialists, Inc.,
                               10.125%  12/15/07(b)         9,275        9,414
  U.S. Office Products Co.,
                                9.750%  06/15/08(b)         2,500        2,516
                                                                   ----------
                                                                       18,617
                                                                   ----------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
 (cost of $976,005)                                                   988,476
                                                                   ----------

-------------------------------------------------------------------------------
PREFERRED STOCKS - 10.2%                                  SHARES        VALUE
-------------------------------------------------------------------------------
RETAIL TRADE - 0.2%
  FOOD STORES
  Supermarkets General Holdings, $3.250                       69      $ 2,124
                                                                   ----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 10.0%
  BROADCASTING - 0.4%
  PriMedia, Inc.:
    9.200%                                                    26        2,652
   10.000%                                                    15        1,560
                                                                   ----------
                                                                        4,212
                                                                   ----------
  CABLE - 6.2%
  Adelphia Communications Corp.                               75        8,963
  CSC Holdings Limited, PIK:
   11.125%                                                    58        6,659
   11.750%                                                   324       37,944
  Time Warner, Inc.,
   10.250%, Series M                                          18       19,507
                                                                   ----------
                                                                       73,073
                                                                   ----------
  TELECOMMUNICATION - 3.4%
  Concentric Network Corp.,
   13.000%, PIK                                                2        2,023
  EchoStar Communications Corp. (i)                           12       13,733
  Nextel Communications, Inc., PIK:
   13.000%                                                     5        6,150
   11.125%                                                    17       17,809
                                                                   ----------
                                                                       39,715
                                                                   ----------

TOTAL PREFERRED STOCKS (cost of $115,481)                             119,124
                                                                   ----------

COMMON STOCKS - 0.9%
-------------------------------------------------------------------------------
MANUFACTURING - 0.3%
  CHEMICALS & ALLIED PRODUCTS - 0.0%
  Crompton & Knowles Corp.                                    14          358
                                                                   ----------
  COMMUNICATIONS EQUIPMENT - 0.2%
  EchoStar Communications Corp.
   Class A                                                   100        2,406
                                                                   ----------
  FOOD & KINDRED PRODUCTS - 0.1%
  Darling International, Inc. (i)                             52          384
  Dr. Pepper Bottling Company of Texas,
   Series A (i)                                               40        1,240
                                                                   ----------
                                                                        1,624
                                                                   ----------

-------------------------------------------------------------------------------
MINING & ENERGY - 0.3%
 CRUDE PETROLEUM & NATURAL GAS - 0.0%
  Coho Energy, Inc. (i)                                       30        $ 203
                                                                   ----------
  OIL & GAS EXTRACTION - 0.1%
  Gulf Canada Resources, Ltd. (i)                            150          741
  Pioneer Natural Resources Co.                                7          166
                                                                   ----------
                                                                          907
                                                                   ----------
  OIL & GAS FIELD SERVICES - 0.2%
  Dawson Production Services, Inc. (i)                        75        1,125
  Parker Drilling Co. (i)                                    100          706
                                                                   ----------
                                                                        1,831
                                                                   ----------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
  MISCELLANEOUS RETAIL - 0.0%
  Macleod-Stedman, Inc. (i)(j)                               425            4
  Pharmhouse Corp. (i)                                         1            3
                                                                   ----------
                                                                            7
                                                                   ----------
  RESTAURANTS - 0.0%
  Host Marriott Corp.                                          8          134
                                                                   ----------

-------------------------------------------------------------------------------
SERVICES - 0.0%
  BUSINESS SERVICES - 0.0%
  Iron Mountain, Inc. (i)                                      1           33
                                                                   ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.3%
  CABLE - 0.1%
  Century Communications Corp. (i)                            80        1,494
                                                                   ----------
  ELECTRIC SERVICES - 0.0%
  Baycorp Holdings, Ltd. (i)                                 (g)      (g)
                                                                   ----------
  LOCAL & SUBURBAN TRANSIT - 0.0%
  Greyhound Lines, Inc., 12.500% Escrow
   Receipt (i)(j)                                              2      (g)
  Greyhound Lines, Inc., 13.000% Escrow
   Receipt (i)(j)                                              1      (g)
                                                                   ----------
                                                                      (g)
                                                                   ----------
  MOTOR FREIGHT & WAREHOUSING - 0.0%
  St. Johnsbury Trucking Co. (i)(j)                           79            1
  Sun Carriers, Inc. (i)(j)                                  326            3
                                                                   ----------
                                                                            4
                                                                   ----------
  TELECOMMUNICATION - 0.2%
  Intermedia Communication of Florida, Inc. (b)                1          155
  MetroNet Communications Corp. (b)                            1           60
  Metrocall, Inc. (i)                                        100          606
  Nextel Communications, Inc., Class A (i)                    50        1,244
                                                                   ----------
                                                                        2,065
                                                                   ----------

TOTAL COMMON STOCKS (cost of $10,656)                                  11,066
                                                                   ----------

WARRANTS (i) - 0.0%
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
  RUBBER & PLASTIC
  BPC Holdings Corp. (j)                                       4           70
                                                                   ----------

-------------------------------------------------------------------------------
SERVICES - 0.0%
  HEALTH SERVICES - 0.0%
  Wright Medical Technology
    expires 06/15/02 (b)                                       1          144
                                                                   ----------
  HOTELS, CAMPS & LODGING - 0.0%
  Capital Gaming International
    expires 02/01/99 (j)                                       6      (g)
                                                                   ----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
  COMMUNICATIONS - 0.0%
  Orbital Imaging Corp.
    expires 03/01/05 (b)                                       1           45
  American Telecasting, Inc.
    expires 08/01/00 (j)                                       9      (g)
  Wireless One, Inc.
    expires 10/19/00 (j)                                      20      (g)
                                                                   ----------
                                                                           45
                                                                   ----------
  TELECOMMUNICATIONS - 0.0%
  Loral Orion Network
    expires 01/15/07                                          12          192
                                                                   ----------

TOTAL WARRANTS (cost of $638)                                             451
                                                                   ----------

TOTAL INVESTMENTS - 94.8% (cost of $1,102,780)(k)                   1,119,117
                                                                   ----------

SHORT-TERM OBLIGATIONS - 4.0%                                PAR        VALUE
-------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 06/30/98 due 07/01/98 at 6.100% collateralized
  by U.S. Treasury notes and bills with various
  maturities to 2027, market value $47,960
  (repurchase proceeds $46,951)                         $ 46,943   $   46,943
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - 1.1%                                 13,493
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                  $1,179,553
                                                                   ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998 the value of these securities amounted to $166,311 or 14.1% of net assets.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) This is a Norwegian security. Par amount is stated in U.S. dollars.
(e) Each unit consists of one senior discount note and three warrants to purchase common stock.
(f) Each unit consists of one senior note and one warrant to purchase common stock.
(g) Rounds to less than one.
(h) Each unit consists of one senior discount note and one warrant to purchase common stock.
(i) Non-income producing.
(j) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(k) Cost for federal income tax purposes is $1,102,871.

                        Acronym                         Name
                      ------------                   ------------
                          PIK                       Payment-In-Kind


See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,102,780)                        $1,119,117
Short-term obligations                                            46,943
                                                              ----------
                                                               1,166,060
Receivable for:
  Interest                                          $19,199
  Investments sold                                    8,853
  Fund shares sold                                    2,581
  Dividends                                             693
Other                                                   184       31,510
                                                    -------   ----------
    Total Assets                                               1,197,570

LIABILITIES
Payable for:
  Investments purchased                               5,079
  Distributions to shareholders                       7,775
  Fund shares repurchased                             5,112
Accrued:
  Deferred Trustees fees                                 11
Other                                                    40
                                                    -------
    Total Liabilities                                             18,017
                                                              ----------

NET ASSETS                                                    $1,179,553
                                                              ----------
Net asset value & redemption price per share -
Class A ($606,807/83,463)                                          $7.27
                                                              ----------

Maximum offering price per share - Class A
($7.27/0.9525)                                                     $7.63(a)
                                                              ----------

Net asset value & offering price per share -
Class B ($546,838/75,216)                                          $7.27(b)
                                                              ----------

Net asset value & offering price per share -
Class C ($25,908/3,564)                                            $7.27(b)
                                                              ----------

COMPOSITION OF NET ASSETS
Capital paid in                                               $1,157,606
Undistributed net investment income                                4,576
Accumulated net realized gain                                      1,034
Net unrealized appreciation                                       16,337
                                                              ----------
                                                              $1,179,553
                                                              ----------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                        $ 50,696
Dividends                                                          6,526
                                                                --------
     Total Investment Income                                      57,222

EXPENSES
Management fee                                      $ 3,515
Service fee                                           1,470
Distribution fee - Class B                            2,024
Distribution fee - Class C                               68
Transfer agent                                        1,701
Bookkeeping fee                                         201
Trustees fee                                             36
Custodian fee                                            72
Audit fee                                                16
Legal fee                                               (a)
Registration fee                                         49
Reports to shareholders                                  10
Other                                                    18
                                                    -------
                                                      9,180
Custodian credits earned                                (72)       9,108
                                                    -------     --------
     Net Investment Income                                        48,114
                                                                --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain                                    29,415
Net unrealized depreciation during the period       (25,183)
                                                    -------
       Net Gain                                                    4,232
                                                                --------
Increase in Net Assets from Operations                          $ 52,346
                                                                --------

(a) Rounds to less than one.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS
                                                 (Unaudited)
                                                 Six months
                                                    ended        Year ended
(in thousands)                                     June 30       December 31
                                                 -----------     -----------
INCREASE (DECREASE) IN NET ASSETS                   1998            1997(a)
Operations:
Net investment income                            $   48,114       $   84,379
Net realized gain                                    29,415           33,243
Net unrealized appreciation (depreciation)          (25,183)          12,075
                                                 ----------       ----------
    Net Increase from Operations                     52,346          129,697
Distributions:
From net investment income - Class A                (24,973)         (48,571)
From net investment income - Class B                (20,074)         (36,076)
From net investment income - Class C                   (862)            (968)
                                                 ----------       ----------
                                                      6,437           44,082
                                                 ----------       ----------
Fund Share Transactions:
Receipts for shares sold - Class A                  123,350          256,767
Value of distributions reinvested - Class A           9,685           22,111
Cost of shares repurchased - Class A               (129,880)        (225,980)
                                                 ----------       ----------
                                                      3,155           52,898
                                                 ----------       ----------
Receipts for shares sold - Class B                   94,553          236,653
Value of distributions reinvested - Class B           8,021           16,974
Cost of shares repurchased - Class B                (72,566)        (170,175)
                                                 ----------       ----------
                                                     30,008           83,452
                                                 ----------       ----------
Receipts for shares sold - Class C                   19,313           26,798
Value of distributions reinvested - Class C             441              621
Cost of shares repurchased - Class C                (11,862)         (16,033)
                                                 ----------       ----------
                                                      7,892           11,386
                                                 ----------       ----------
    Net Increase from Fund Share Transactions        41,055          147,736
                                                 ----------       ----------
        Total Increase                               47,492          191,818
NET ASSETS
Beginning of period                               1,132,061          940,243
                                                 ----------       ----------
End of period (including undistributed net
  investment income of $4,576 and $1,407,
  respectively)                                  $1,179,553       $1,132,061
                                                 ----------       ----------


(a) Class D shares were redesignated Class C shares on July 1, 1997.


See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS - CONT.
                                                 (Unaudited)
                                                 Six months
                                                    ended        Year ended
                                                   June 30       December 31
                                                 -----------     -----------
                                                    1998            1997

NUMBER OF FUND SHARES
Sold - Class A                                       16,840           36,392
Issued for distributions reinvested - Class A         1,320            3,122
Repurchased - Class A                               (17,738)         (32,029)
                                                 ----------       ----------
                                                        422            7,485
                                                 ----------       ----------
Sold - Class B                                       12,919           33,503
Issued for distributions reinvested - Class B         1,094            2,396
Repurchased - Class B                                (9,922)         (24,160)
                                                 ----------       ----------
                                                      4,091           11,739
                                                 ----------       ----------
Sold - Class C                                        2,637            3,789
Issued for distributions reinvested - Class C            60               87
Repurchased - Class C                                (1,621)          (2,263)
                                                 ----------       ----------
                                                      1,076            1,613
                                                 ----------       ----------


(a) Class D shares were redesignated Class C shares on July 1, 1997.


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial High Yield Securities Fund (the Fund), a series of Colonial Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

The Fund had an agreement with its custodian bank under which $72,431 of custodian fees were reduced by the balance credits applied during the six months ended June 30, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                 Average Net Assets                   Annual Fee Rate
                 ------------------                   ----------------
                 First $50 million                      No charge
                 Next $950 million                       0.035%
                 Next $1 billion                         0.025%
                 Next $1 billion                         0.015%
                 Over $3 billion                         0.001%

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. During the six months ended June 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $93,977 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $573,891 and $7,711 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended June 30, 1998, purchases and sales of investments, other than short-term obligations were $732,103,336 and $703,342,507, respectively.

Unrealized appreciation (depreciation) at June 30, 1998, based on cost of investments for federal income tax purposes was:

                 Gross unrealized appreciation    $ 30,195,100
                 Gross unrealized depreciation     (13,949,451)
                                                  ------------
                    Net unrealized appreciation   $ 16,245,649
                                                  ------------

CAPITAL LOSS CARRYFORWARDS: At December 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                  Capital loss
                 expiration                 carryforward
                 ----------                -------------
                    2000                    $ 1,267,000
                    2002                      9,495,000
                    2003                     16,521,000
                                            -----------
                                            $27,283,000
                                            -----------

-------------------------------------------------------------------------------
Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     (Unaudited)
                                                   Six months ended
                                                        June 30
                                            ---------------------------------
                                                          1998
                                             Class A     Class B      Class C
                                             -------     -------      -------
    Net asset value -
       Beginning of period                   $ 7.230     $ 7.230      $ 7.230
                                             -------     -------      -------
    INCOME FROM
      INVESTMENT OPERATIONS:
    Net investment income                      0.319       0.292        0.297(a)
    Net realized and
     unrealized gain                           0.021       0.021        0.021
                                             -------     -------      -------
       Total from Investment
          Operations                           0.340       0.313        0.318
                                             -------     -------      -------
    LESS DISTRIBUTIONS
      DECLARED TO SHAREHOLDERS:
    From net investment income                (0.300)     (0.273)      (0.278)
                                             -------     -------      -------
    Net asset value - End of period          $ 7.270     $ 7.270      $ 7.270
                                             -------     -------      -------
    Total return (b)(c)                        4.74%       4.35%        4.43%
                                             -------     -------      -------

    RATIOS TO AVERAGE NET ASSETS
    Expenses (d)(e)                            1.20%       1.95%        1.80%(a)
    Net investment income (d)(e)               8.56%       7.81%        7.96%(a)
    Portfolio turnover (c)                       62%         62%          62%
    Net assets at end
    of period (000)                        $606,807    $546,838     $ 25,908


(a) Net of fees waived by the Distributor which amounted to $0.006 per share and 0.15%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01%.
(e) Annualized.

                                         FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 Year ended December 31
                                    -------------------------------------------------------------------------
                                                    1997                                   1996
                                     Class A       Class B      Class C(a)   Class A      Class B     Class C(b)
                                     -------       -------      -------      -------      -------     -------
Net asset value -
   Beginning of period               $ 6.920       $ 6.920      $ 6.920      $ 6.750      $ 6.750     $ 6.780
                                     -------       -------      -------      -------      -------     -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                  0.610         0.557        0.562        0.625        0.574       0.554
Net realized and
 unrealized gain (loss)                0.312         0.312        0.312        0.160        0.160       0.130
                                     -------       -------      -------      -------      -------     -------
  Total from Investment
    Operations                         0.922         0.869        0.874        0.785        0.734       0.684
                                     -------       -------      -------      -------      -------     -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income            (0.612)       (0.559)      (0.564)      (0.615)      (0.564)     (0.544)
In excess of net investment
 income                                 --            --           --           --           --          --
                                     -------       -------      -------      -------      -------     -------
Total Distributions
    Declared to Shareholders          (0.612)       (0.559)      (0.564)      (0.615)      (0.564)     (0.544)
                                     -------       -------      -------      -------      -------     -------
Net asset value - End
   of period                         $ 7.230       $ 7.230      $ 7.230      $ 6.920      $ 6.920     $ 6.920
                                     -------       -------      -------      -------      -------     -------
Total return (c)                      13.87%        13.03%       13.11%       12.21%       11.38%      10.56%(d)
                                     -------       -------      -------      -------      -------     -------

RATIOS TO AVERAGE NET ASSETS
Expenses                               1.20%(e)      1.95%(e)     1.85%(e)     1.20%(e)     1.95%(e)    1.95%(e)(f)
Net investment income                  8.53%(e)      7.78%(e)     7.88%(e)     9.02%(e)     8.27%(e)    8.27%(e)(f)
Portfolio turnover                      115%          115%         115%         145%         145%        145%
Net assets at end
of period (000)                     $600,107      $513,977     $ 17,977      $523,065     $411,124     $  6,054


(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) Class C shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'
    ratios are net of benefits received, if any.
(f) Annualized.

                                      FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                            Year ended December 31
                                   ------------------------------------------------------------
                                           1995                   1994                  1993
                                   Class A     Class B     Class A    Class B     Class A   Class B
                                   -------     -------     -------    -------     -------   -------
                                   $ 6.300     $ 6.300     $ 6.950    $ 6.950     $ 6.400    $ 6.400
                                   -------     -------     -------    -------     -------    -------


                                     0.615       0.566       0.599      0.549       0.634      0.585

                                     0.452       0.452      (0.622)    (0.622)      0.576      0.576
                                   -------     -------     -------    -------     -------    -------

                                     1.067       1.018      (0.023)    (0.073)      1.210      1.161
                                   -------     -------     -------    -------     -------    -------


                                    (0.603)     (0.555)     (0.627)    (0.577)     (0.660)    (0.611)

                                    (0.014)     (0.013)       --         --          --         --
                                   -------     -------     -------    -------     -------    -------

                                    (0.617)     (0.568)     (0.627)    (0.577)     (0.660)    (0.611)
                                   -------     -------     -------    -------     -------    -------

                                   $ 6.750     $ 6.750     $ 6.300    $ 6.300     $ 6.950    $ 6.950
                                   -------     -------     -------    -------     -------    -------
                                    17.65%      16.78%     (0.34)%    (1.09)%      19.69%     18.83%
                                   -------     -------     -------    -------     -------    -------


                                     1.21%(e)    1.96%(e)    1.23%      1.98%       1.23%      1.98%
                                     9.14%(e)    8.39%(e)    9.03%      8.28%       9.55%      8.80%
                                       95%         95%        123%       123%        122%       122%

                                  $466,905    $351,068    $389,791   $253,438    $440,942   $222,536

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .......... press [1]

For account information ........................................... press [2]

To speak to a service representative .............................. press [3]

For yield and total return information ............................ press [4]

For duplicate statements or new supply of checks .................. press [5]

To order duplicate tax forms and year-end statements .............. press [6]
(February through May)

To review your options at any time during your call ............... press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial High Yield Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial High Yield Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Funds Distributor's Performance Update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[logo] L I B E R T Y
       COLONIAL FUNDS o STEIN ROE ADVISOR FUNDS o NEWPORT FUNDS
       Liberty Funds distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com


                                                   HY-03/638F-0698 (8/98) 98/841